Unaudited Interim Condensed Consolidated Statements of Comprehensive Income/(Loss) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2019	Jun. 30, 2018
Consolidated Statements of Comprehensive Loss
Net income/(loss)	$ (11,274)	$ 4,475
Other comprehensive income:
Unrealized gain associated with the change in fair value of investment in available for sale debt securities (Note 13)	87	0
Other comprehensive income	87	0
Comprehensive income/(loss) attributable to DryShips Inc.	$ (11,187)	$ 4,475